Execution Version

Intellectual Property Security Agreement

This Intellectual Property Security Agreement (this “Agreement”) is executed and delivered as of January 6, 2021, by Halo, Purely for Pets, Inc., a Delaware corporation (“Borrower”), Better Choice Company Inc., a Delaware corporation (“Parent”), and Bona Vida, Inc., a Delaware corporation (“Bona Vida”), and TruPet LLC, a Delaware limited liability company (“TruPet”) (Parent, Bona Vida and TruPet are each individually a “Guarantor” and collective the “Guarantors”) (Borrower and Guarantors are each individually a “Grantor” and, collectively the “Grantors”), to Old Plank Trail Community Bank, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, contemporaneously herewith, Lender is providing certain extensions of credit, loans and other financial accommodations (the “Financial Accommodations”) to Borrower evidenced by, among other documents, (a) that certain Loan and Security Agreement of even date herewith by and between Borrower and Lender (as amended or restated from time to time, the “Loan Agreement”), (b) that certain Guaranty and Security Agreement of even date herewith by and among Guarantors and Lender (as amended or restated from time to time, the “Security Agreement”), and (c) the “Other Agreements” (as defined in the Loan Agreement) (the Other Agreements, together with the Loan Agreement, the Security Agreement and any other agreements, documents and instruments now or at any time hereafter executed and delivered in connection with the foregoing are collectively the “Loan Documents”);
WHEREAS, pursuant to the Loan Agreement, Borrower granted to Lender a security interest and lien in and to all of Borrower’s assets, including, without limitation, all patents, trademarks, trademark registrations, trade names, copyrights, all applications therefor and all other intellectual or proprietary rights or interests of any kind, nature or description whatsoever;

WHEREAS, pursuant to the Security Agreement, Guarantors granted to Lender a security interest and lien in and to all of Guarantors’ assets, including, without limitation, all patents, trademarks, trademark registrations, trade names, copyrights, all applications therefor and all other intellectual or proprietary rights or interests of any kind, nature or description whatsoever; and

WHEREAS, Lender is willing to provide the Financial Accommodations to Borrower, provided, among other things, Grantors execute and deliver this Agreement to Lender.

NOW, THEREFORE, in consideration of the Financial Accommodations, the mutual promises and understandings of Grantors and Lender set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors covenant unto and agree with Lender as follows:

1. Incorporation of Loan Agreement. The Loan Documents and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms in this Agreement, including the Exhibits, which have an initial capital letter where not required by the rules of grammar, and which are not otherwise defined herein, are used herein as defined in the Loan Agreement.

2. Collateral Assignment of Intellectual Property. To secure the full and timely payment and performance of the Liabilities, each Grantor hereby grants and conveys to Lender a security interest and Lien in and to all of such Grantor’s right, title and interest in and to all of its now owned or existing and hereafter acquired or arising (collectively the “Intellectual Property Collateral”):

A. (i) trademarks, trademark registrations and applications therefor, including, without limitation, the trademarks, trademark registrations and applications listed on Exhibit “A”, (ii) renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, and (v) all rights corresponding thereto throughout the world (collectively, the “Trademarks”);

B. (i) patents, patent registrations and applications therefor, including, without limitation, the inventions and improvements claimed in connection therewith, and the patents, patent registrations and the applications listed on Exhibit “B”, (ii) renewals, reissues, divisions, continuations, extensions and continuations-in-part thereof, (iii) all income, royalties, damages and payments now or hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof; and (v) all rights corresponding thereto throughout the world (collectively, the “Patents”);

C. (i) copyrights and applications for registration, including, without limitation, the copyrights and applications for registration listed on Exhibit “C”, (ii) renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, and (v) all rights corresponding thereto throughout the world (collectively, the “Copyrights”);

D. license agreements for Trademarks, Patents and Copyrights, whether such Grantor is a licensor or licensee under any such license agreement, including, without limitation, the licenses listed on Exhibit “D”, and the right to prepare for sale, sell and advertise for sale all “Inventory” as defined in the Loan Agreement now or hereafter owned by such Grantor and now or hereafter covered by such licenses (collectively the “Licenses”); and

E. the goodwill of such Grantor’s business connected with and symbolized by the Trademarks, Patents, Copyrights and Licenses.

This Agreement is made for collateral purposes only. Grantors acknowledge and agree that upon the occurrence of an Event of Default, and upon written notice to Grantors, the Intellectual Property Collateral shall be immediately conveyed to Lender without any further action by any party, and Lender shall have the power to use and/or sell the Intellectual Property Collateral. Grantors covenant and agree to execute and deliver to Lender all agreements, instruments, documents and other written matter that Lender may request, in form and substance acceptable to Lender, to perfect and maintain perfected Lender’s security interests and Lien in and to the Intellectual Property Collateral and to consummate the transactions contemplated by this Paragraph 2.

3. Restrictions on Future Agreements.

A. Grantors agree that until the Liabilities shall have been paid and satisfied in full and the Loan Documents have been terminated, Grantors will not, without Lender’s prior written consent, enter into any document, instrument or agreement which is inconsistent with Grantors’ obligations under this Agreement. Grantors further agree that they will not take any action, or permit any action to be taken by others subject to their control, including licensees, or fail to take any action, which would affect the validity or enforcement of the rights transferred to Lender under this Agreement.

B. Other than liens subordinate to Lender’s Lien provided as collateral for Subordinated Debt, each Grantor hereby represents and warrants to Lender that such Grantor has not granted any license or security interest to any Person other than Lender in connection with any of the Intellectual Property Collateral. Each Grantor hereby covenants unto Lender that until the Liabilities shall have been indefeasibly paid and satisfied in full and the Loan Documents have been terminated, other than as collateral for Subordinated Debt, such Grantor shall not grant any license or security interest to any third party in connection with the Intellectual Property Collateral without Lender’s prior written consent.

4. New Trademarks, Patents, Copyrights and Licenses. Each Grantor represents and warrants that the Trademarks, Patents, Copyrights and Licenses listed on Exhibits “A”, “B”, “C” and “D” respectively constitute all of the trademarks, trademark registrations, patents, patent registrations, copyrights, applications therefor and licenses now owned by Grantors. If, prior to payment of the Liabilities in full, such Grantor shall (i) obtain rights to any new trademarks, trademark registrations, trademark applications, patents, patent registrations, patent applications, copyrights, application for copyright registration or licenses, or (ii) become entitled to the benefit of any trademark, trademark registration, trademark application, copyright, application for copyright registration or license renewal, the provisions of Paragraph 2 above shall automatically apply thereto and such Grantor shall provide Lender with immediate notice thereof. Grantors hereby authorize Lender to modify this Agreement by amending Exhibits ”A”, “B”, “C” and “D” to include any future trademarks, trademark registrations, trademark applications, patents, patent registrations, patent applications, copyrights, applications for copyright registration and licenses.

5. Royalties; Terms. Each Grantor hereby agrees that the use by Lender of all Intellectual Property Collateral after an Event of Default as described above shall be without any liability for royalties or other related charges from Lender to Grantors. The term of the assignments granted herein shall extend until the earlier of (i) the expiration of each of the respective Trademarks, Patents, Copyrights and Licenses assigned hereunder, or (ii) the payment to Lender of the Liabilities in full and the termination of the Loan Documents.

6. Lender’s Right to Inspect. Lender shall have the right to inspect Grantors’ premises and to examine Grantors’ books, records and operations, including, without limitation, Grantors’ quality control processes. Upon an Event of Default, Grantors agree that Lender shall have the right to establish such additional product quality controls as Lender, in its sole discretion, may deem necessary to assure maintenance of the quality of products sold by Grantors under the Trademarks, Patents, Copyrights or Licenses. Each Grantor agrees (i) not to sell or assign its interest in, or grant any licenses under, the Trademarks, Patents, Copyrights or Licenses; (ii) to maintain the quality of any and all products produced in connection with the Intellectual Property Collateral consistent with the quality of said products as of the date hereof; and (iii) not to adversely change or alter the quality of said products in any way without Lender’s prior written consent.

7. Nature and Termination of Lender’s Security Interest. This Agreement is made for collateral purposes only. Except as otherwise provided in Paragraphs 3, 6 and 13 hereof, nothing contained herein shall be deemed to limit in any way Grantors’ right to use the Trademarks, Patents, Copyrights or Licenses or to grant to Lender any right to use the Trademarks, Patents, Copyrights or Licenses prior to an Event of Default.

8. Duties of Grantors. Grantors shall have the duty (i) to prosecute diligently any trademark, patent and copyright registration pending as of the date hereof or at any time hereafter, until the Liabilities shall have been paid in full, (ii) to make applications for trademarks, patents and copyrights, as appropriate, and (iii) to preserve and maintain all Intellectual Property Collateral. Any expenses incurred in connection with such applications shall be borne by Grantors. Grantors shall not abandon any Intellectual Property Collateral, without the consent of Lender.

9. Lender’s Right to Sue. Upon an Event of Default, Lender shall have the right, but shall in no way be obligated, to bring suit in its own name or in the name of a Grantor to enforce the Trademarks, Patents, Copyrights and Licenses. If Lender shall commence any such suit, Grantors shall, at the request of Lender, do any and all acts and execute any and all instruments, documents and agreements required by Lender to enforce such Intellectual Property Collateral, and Grantors shall promptly, upon demand, reimburse and indemnify Lender for all costs and expenses incurred by Lender in the exercise of its rights and remedies under this Paragraph 9.

10. Waivers. Lender’s failure at any time or times hereafter to require strict performance by Grantors of any provision of this Agreement shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of an Event of Default shall not suspend, waive or affect any other Event of Default, whether same is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements, warranties, covenants and representations of Grantors contained in this Agreement and no Event of Default by Grantors shall be deemed to have been suspended or waived by Lender unless such suspension or waiver is in writing signed by an officer of Lender and directed to Grantors specifying such suspension or waiver.

11. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

12. Modification. This Agreement cannot be altered, amended or modified in any way, except as specifically provided in Paragraph 4 hereof or by a writing signed by the parties hereto.

13. Cumulative Remedies; Power of Attorney; Effect on Loan Agreement. All of Lender’s rights and remedies with respect to the Intellectual Property Collateral, whether established hereby, by the Loan Documents, by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Each Grantor hereby authorizes Lender to make, constitute and appoint any officer or agent of Lender as such Grantor’s true and lawful attorney-in-fact, with power, upon an Event of Default and commencement by Lender of any of its rights and remedies whatsoever, whether pursuant to this Agreement, the Loan Documents, at law, in equity or otherwise, to (a) endorse such Grantor’s name on all applications, documents, papers and instruments necessary or desirable for Lender in connection with selling the Intellectual Property Collateral, (b) take any other actions with respect to the Intellectual Property Collateral as Lender decides in its sole and absolute discretion, (c) assign, pledge, sell, convey or otherwise transfer title in or dispose of the Intellectual Property Collateral to any person or entity as Lender may determine in its discretion, and (d) grant or issue any non-exclusive license under the Intellectual Property Collateral, to any person or entity. Each Grantor agrees to indemnify Lender for any infringement claims or other similar claims filed or asserted against Lender from the use of any of the Intellectual Property Collateral. Grantors hereby ratify all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable until the Liabilities shall have been paid in full and all financing arrangements between Borrower and Lender have been terminated. Grantors acknowledge and agree that this Agreement is not intended to limit or restrict in any way the rights and remedies of Lender under the Loan Documents, at law or in equity, but rather is in addition to and intended to facilitate the exercise of such rights and remedies.

14. Binding Effect; Benefits. This Agreement shall be binding upon Grantors and their respective successors and assigns, and shall inure to the benefit of Lender, its nominees, successors and assigns.

15. Notice. Any and all notices, exercises, demands, requests, consents, designations, waivers and other communications required or desired hereunder shall be delivered to the parties hereto at their addresses set forth in the Loan Agreement and shall be effective as set forth in the Loan Agreement.

16. Governing Law. This Agreement shall be deemed to have been executed and delivered in Chicago, Illinois, and shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

17. Joint and Several. All references to “Grantors” and “Grantor” shall mean Borrower, Parent, Bona Vida and TruPet, both individually and collectively, and jointly and severally, and all representations, warranties, duties, covenants, agreements and obligations of Grantors shall be the individual and collective representations, warranties, duties, covenants, agreements and obligations of each of Borrower, Parent, Bona Vida and TruPet.

[signature page follows]

IN WITNESS WHEREOF, each Grantor’s duly authorized officer has executed this Agreement as of the date first set forth above.

Halo, Purely for Pets, Inc.,
a Delaware corporation

By:______________________________
Name: Robert Sauermann
Title: Executive Vice President

Better Choice Company Inc.,
a Delaware corporation

By:______________________________
Name: Robert Sauermann
Title: Executive Vice President

Bona Vida, Inc.,
a Delaware corporation

By:______________________________
Name: Robert Sauermann
Title: Executive Vice President

TruPet LLC,
a Delaware limited liability company

By:______________________________
Name: Robert Sauermann
Title: Executive Vice President

[Signature page to Intellectual Property Security Agreement]

ACCEPTANCE

The undersigned, Old Plank Trail Community Bank, N.A., a national banking association, accepts the foregoing collateral assignment of Intellectual Property.

Old Plank Trail Community Bank, N.A.
a national banking association

By: ____________________________
Name: Sean Broderick
Title: Vice President

SCHEDULE A

Trademarks and Trademark Registrations

Grantor	Trademark	Country	Registration No.	Registration Date
Halo, Purely for Pets, Inc.	See attached.
Better Choice Company Inc.	See attached.
Bona Vida, Inc.	None.	N/A	N/A	N/A
TRUPET LLC	None.	N/A	N/A	N/A

SCHEDULE B

Patents and Patent Registrations

Grantor	Patent	Country	Application No. or Registration No. (as applicable)	Application Filing Date or Registration Date (as applicable)
Halo, Purely for Pets, Inc.	None.	N/A	N/A	N/A
Better Choice Company Inc.	See attached.
Bona Vida, Inc.	None.	N/A	N/A	N/A
TRUPET LLC	None.	N/A	N/A	N/A

SCHEDULE C

Copyrights and Copyright Applications

Grantor	Copyright	Registration Number
Halo, Purely for Pets, Inc.	None.	N/A
Better Choice Company Inc.	None.	N/A
Bona Vida, Inc.	None.	N/A
TRUPET LLC	None.	N/A

SCHEDULE D

License Agreements

None.

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